UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 11, 2005

Date of Report (Date of earliest event reported)

SERENA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25285	94-2669809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2755 CAMPUS DRIVE, 3rd FLOOR SAN MATEO, CALIFORNIA	94403-2538
(Address of principal executive offices)	(Zip Code)

(650) 522-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2005, Serena Software, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Spyglass Merger Corp., a Delaware corporation (“Spyglass”) pursuant to which Spyglass will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). Spyglass is owned by Silver Lake Partners and affiliates thereof.

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.001, of the Company (“Shares”), other than Shares owned by the Company or any wholly owned subsidiary thereof, Shares owned by Spyglass or any wholly owned subsidiary thereof, or any stockholders who are entitled and who properly exercise appraisal rights under Delaware law, shall be automatically converted into the right to receive $24.00 in cash per share, without interest.

Any of the Company’s existing 1 1/2% Convertible Subordinated Notes due 2023 (“Notes”) that are not converted to common stock of the Company prior to the effective time of the Merger will, following the Merger, be convertible into cash in an amount of $24.00 for each share of common stock of the Company into which the Notes were convertible prior to the Merger.

Douglas D. Troxel, the Company’s Chairman of the Board and largest stockholder, will receive $24.00 per share in cash in exchange for one-third of his shares of common stock of the Company and will exchange the balance of his equity interests in the Company for equity interests in the Surviving Corporation. Mark Woodward, President and Chief Executive Officer, Robert Pender, Chief Financial Officer, and possibly other senior executives will also exchange a portion of their equity interests in the Company for equity interests in the Surviving Corporation.

On November 11, 2005, Mr. Troxel and one of his affiliates (the “Rollover Investor”) entered into a contribution and voting agreement with Silver Lake Partners and its affiliates, pursuant to which the Rollover Investor agreed to exchange certain shares of common stock of the Company for shares of the common stock of the Surviving Entity and to vote its shares of common stock of the Company in favor of approving and adopting the Merger Agreement and the Merger.

The Merger is conditioned upon, among other things, the adoption of the Merger Agreement by the stockholders of the Company pursuant to applicable law, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the termination or expiration of the applicable waiting periods of antitrust laws of certain foreign jurisdictions, and the closing of debt financing arrangements set forth in a commitment letter obtained by Spyglass for the transactions contemplated by the Merger Agreement, which are subject to customary conditions.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including among others (i) not to (A) solicit proposals relating to alternative business combinations or (B) subject to certain exceptions to permit the board of directors to comply with its fiduciary duties, enter into discussions concerning or provide confidential information in

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connection with alternative business combination transactions, (ii) to call a meeting of the company’s stockholders to consider the adoption of the Merger Agreement, and (iii) subject to certain exceptions to permit the board of directors to comply with its fiduciary duties, for the Company’s board of directors and the special committee of the board of directors to recommend that the Company’s stockholders adopt the Merger Agreement.

The Merger Agreement contains certain termination rights and provides that, upon termination of the Merger Agreement under specified circumstances, including in connection with an unsolicited bona fide Superior Proposal (as such term is defined in the Merger Agreement), the Company will be required to pay Spyglass a termination fee of $35,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from the Company by directing such request to Serena Investor Relations, 2755 Campus Drive, 3rd Floor, San Mateo, California 94403-2538, USA, telephone: (650) 522-6600.

The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information regarding the interests of such directors and executive officers is included in the Company’s Proxy Statement for its 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 24, 2005, and information concerning all of the Company’s participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s Web site at http://www.sec.gov and from Serena Investor Relations, 2755 Campus Drive, 3rd Floor, San Mateo, California 94403-2538, USA, telephone: (650) 522-6600.

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Item 2.02 Results of Operations and Financial Condition.

On November 11, 2005, the Company issued a press release and held a conference call announcing preliminary financial results for the quarter ended October 31, 2005. A copy of the press release is furnished as Exhibit 99.1 and a copy of the conference call transcript is furnished as Exhibit 99.2.

Item 8.01 Other Events.

On November 11, 2005, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and between Serena Software, Inc. and Spyglass Merger Corp. dated November 11, 2005.

99.1	Press Release dated November 11, 2005.

99.2	Transcript of conference call held November 11, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

Date: November 14, 2005	/s/ ROBERT I. PENDER, JR.
Robert I. Pender, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and between Serena Software, Inc. and Spyglass Merger Corp. dated November 11, 2005.

99.1	Press Release dated November 11, 2005.

99.2	Transcript of conference call held November 11, 2005.